UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2016

KLR ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37712	47-5500436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

811 Main Street 18th Floor Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 654-8080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 22, 2016, in connection with the entry into that certain Business Combination Agreement, dated as of December 20, 2016, by and between KLR Energy Acquisition Corp. (“KLR Energy”) and Tema Oil and Gas Company (“Tema”), KLR Group, LLC distributed a letter via electronic mail, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, to certain investors. Exhibit 99.1 is being furnished pursuant to Item 8.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: KLR Energy Acquisition Corp.’s (“KLR Energy”) ability to consummate the business combination and related private placement; the benefits of the business combination; the future financial performance of KLR Energy following the business combination; changes in Tema Oil and Gas Company’s (“Tema”) reserves and future operating results; and expansion plans and opportunities. These forward-looking statements are based on information available as of the date of this communication, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing KLR Energy’s views as of any subsequent date, and KLR Energy does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, KLR Energy’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the business combination agreement; (ii) the outcome of any legal proceedings that may be instituted against KLR Energy following announcement of the proposed business combination and transactions contemplated thereby; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of KLR Energy, or other conditions to closing in the contribution agreement; (iv) the risk that the proposed business combination disrupts current plans and operations of KLR Energy or Tema as a result of the announcement and consummation of the transactions described herein; (v) KLR Energy’s ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of KLR Energy to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) the possibility that KLR Energy or Tema may be adversely affected by other economic, business, and/or competitive factors , including, but not limited to, future trends in energy markets and commodity prices; and (ix) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by KLR Energy.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our filings with the SEC, including our Registration Statement on Form S-1, as amended, which was initially filed with the SEC on January 19, 2016, and in the proxy statement to be filed by KLR Energy with the SEC when available. Our SEC filings are available publicly on the SEC’s website at www.sec.gov. KLR Energy and Tema disclaim any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, KLR Energy will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of KLR Energy are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with KLR Energy’s solicitation of proxies for its stockholders’ meeting to be held to approve the business combination and related transactions because the proxy statement will contain important information about the transactions, the parties thereto and risk factors that may affect investors. The definitive proxy statement will be mailed to stockholders of KLR Energy as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: KLR Energy Acquisition Corp., 811 Main Street, 18th Floor, Houston, Texas 77002, Attn: Gary C. Hanna.

Participants in Solicitation

KLR Energy, Tema, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of KLR Energy stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in KLR Energy of directors and officers of KLR Energy in KLR Energy’s Registration Statement on Form S-1, as amended, which was initially filed with the SEC on January 19, 2016. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to KLR Energy’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of KLR Energy’s and Tema’s participants in the solicitation, which may, in some cases, be different than those of KLR Energy’s and Tema’s stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter to Investors, dated December 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2016	KLR ENERGY ACQUISITION CORP.

	By:	/s/ Gary C. Hanna
	Name:	Gary C. Hanna
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Investors, dated December 22, 2016.